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                       SECURITIES AND EXCHANGE COMMISSION

               --------------------------------------------------

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (date of earliest event reported)
                                December 20, 2001


                             NORTEL NETWORKS LIMITED
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             (Exact name of registrant as specified in its charter)



          CANADA                        000-30758               62-12-62580
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


8200 Dixie Road, Suite 100, Brampton, Ontario, Canada              L6T 5P6
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    (address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code (905) 863-0000.


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ITEM 5. OTHER EVENTS

The amended credit agreements referred to in the Registrant's previously filed December 21, 2001 Form 8-K are attached hereto as Exhibits 99.1 and 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c) Exhibits.


    99.1 Amended and Restated Credit Agreement dated as of December 20, 2001 among Nortel Networks Limited, the banks and syndication agent parties thereto and J.P. Morgan Bank Canada, as Administrative Agent.

    99.2 Amended and Restated Credit Agreement dated as of December 20, 2001 among Nortel Networks Inc., Nortel Networks Limited, as guarantor, the banks and syndication agent parties thereto and JPMorgan Chase Bank, as Administrative Agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTEL NETWORKS LIMITED


                                            By:   /s/ DEBORAH J. NOBLE
                                                --------------------------------
                                                Deborah J. Noble
                                                Corporate Secretary


                                            By:   /s/ BLAIR F. MORRISON
                                                --------------------------------
                                                Blair F. Morrison
                                                Assistant Secretary


Dated:  December 21, 2001


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                                  EXHIBIT INDEX


99.1 Amended and Restated Credit Agreement dated as of December 20, 2001 among Nortel Networks Limited, the banks and syndication agent parties thereto and J.P. Morgan Bank Canada, as Administrative Agent.

99.2 Amended and Restated Credit Agreement dated as of December 20, 2001 among Nortel Networks Inc., Nortel Networks Limited, as guarantor, the banks and syndication agent parties thereto and JPMorgan Chase Bank, as Administrative Agent.